UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 17, 2006

Tweeter Home Entertainment Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-24091	04-3417513
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

40 Pequot Way, Canton, Massachusetts		02021
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(781) 830-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

February 16, 2006 was the last day of the engagement of Mr. Paul Burmeister, through Tatum Partners, as the registrant's interim Chief Financial Officer. Mr. Burmeister had served as interim Chief Financial Officer since July 6, 2005. The registrant has engaged a professional search firm to recruit a Chief Financial Officer. Pending the completion of the search process, Mr. Joseph McGuire, the registrant's Chief Executive Officer and former Chief Financial Officer, will assume the Chief Financial Officer's role.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tweeter Home Entertainment Group, Inc.

February 17, 2006	By:	/s/ Joseph G. McGuire

Name: Joseph G. McGuire
Title: President and Chief Executive Officer